U.S. GLOBAL INVESTORS FUNDS

                             JULY 1, 2002 SUPPLEMENT
                      TO PROSPECTUS DATED NOVEMBER 1, 2001

                        (INCORPORATING SUPPLEMENTS DATED
           JANUARY 22, 2002, JANUARY 2, 2002, AND DECEMBER 10, 2001)
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PAGE 1 - MAIN INVESTMENT STRATEGIES
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Delete the first sentence of the first paragraph and substitute the following:

     The China Region Fund normally invests at least 80% of its total assets in equity securities issued by China region companies.

Delete the first sentence of the second paragraph and substitute the following:

     The All American Fund, when investing in equity securities, will invest substantially all of its assets in securities defined as "all American" as set forth on page 20 of this prospectus.


PAGE 5 - MAIN INVESTMENT STRATEGIES
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Delete the first sentence of the first paragraph and substitute the following:

     Under normal conditions, the Gold Shares Fund will invest at least 80% of its total assets in equity securities of companies predominately involved in the mining and processing of, or dealing in, gold.

Delete the first sentence of the fourth paragraph and substitute the following:

     The Global Resources Fund normally invests at least 80% of its assets in the equity securities of companies in the natural resources industry.


PAGE 13 - MAIN INVESTMENT STRATEGIES
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Delete the first sentence of the first paragraph and substitute the following:

     Under normal circumstances, the U.S. Treasury Securities Cash Fund invests at least 80% of its assets in United States Treasury debt securities, including repurchase agreements collateralized with such securities.

Delete the first sentence of the second paragraph and substitute the following:

     Under normal circumstances, the U.S. Government Securities Savings Fund invests at least 80% of its assets in United States Treasury debt securities and obligations of agencies and instrumentalities of the United States, including repurchase agreements collateralized with such securities.


PAGE 20 -PRINCIPAL TYPES OF INVESTMENTS AND RELATED RISKS
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Add the following as the first paragraph:

     The All American Fund will consider any of the following equity securities to "all American."

     1. Companies offering stock registered on a United States stock exchange.

     2. Companies offering stock traded on Nasdaq or over-the-counter markets.

     3. Companies deriving more than 50 percent of their revenue from operations in the United States.

     4.   Companies incorporated in the United States.

     5. Companies having their principal place of business or corporate headquarters located in the United States.



                           JANUARY 22, 2002 SUPPLEMENT
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PAGE 17 - SHAREHOLDER TRANSACTION EXPENSES - DIRECT FEES
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Delete the existing chart and substitute the following:

ANNUAL            These fees are paid directly from your account.
SHAREHOLDER
TRANSACTION       Maximum sales charge                             None
EXPENSES -        Account closing fee                               $10 (1)
DIRECT FEES       Administrative exchange fee                       $ 5
                  Small account fee - All funds except
                                        money market funds          $24 (2)
                                      Money market funds            $60 (3)
                  Short-term traders fee (4)
                      >> Gold Shares Fund, World Gold Fund and
                         Global Resources Fund shares held
                         less than one month                      0.25% (5)
                      >> All American Fund shares held less
                         than one month                           0.10% (5)
                      >> China Region Fund shares held less
                         than six months                          1.00% (5)

                  (1)  Does not apply to exchanges.

                  (2) $6 Per quarter. (See "minimum-balance fee" section for exemptions and other pertinent information.)

                  (3) $5 Per month. (See "minimum-balance fee" section for exemptions and other pertinent information.)

                  (4) The funds reserve the right to waive these fees for certain retirement plans.

                  (5)  Percentage of value of shares redeemed or exchanged.



                           JANUARY 2, 2002 SUPPLEMENT
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PAGE 42 - ACCOUNT MINIMUMS
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Delete both paragraphs under Account Minimums and substitute the following:

     MINIMUM-BALANCE FEE. If, for any reason, your account balance in an equity or tax-free fund is below $5,000 on the last business day of the calendar quarter, a minimum-balance fee of $6 will be deducted from your account. Money market funds will deduct $5 per month if an account balance drops below $1,000 anytime during the month.

     The funds reserve the right to close your account and send you the proceeds if your balance drops below $5,000 (or $1,000 in a money market fund) anytime during the quarter for any reason. You will receive, however, a 30-day written notice before the fund takes any redemption action. During that time, you may buy more shares to bring your account above the minimum. If you do not, the fund may sell your shares at the net asset value on the day the account is closed, and the minimum-balance fee will be deducted from the proceeds.

     MINIMUM-BALANCE FEES AND INVOLUNTARY REDEMPTIONS DO NOT APPLY TO:

     >> Shareholders whose combined fund assets in the U.S. Global complex equal $25,000 or more on the day the fee is assessed. Total assets are determined by aggregating accounts registered under the same social security number or taxpayer identification number.

     >>   ABC Investment Plan (R) accounts.

     >>   Retirement accounts.

     >>   Custodial accounts for minors.

                        DECEMBER 10, 2001, SUPPLEMENT
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Effective February 15, 2002, the World Gold Fund will be amended as follows:


NAME OF FUND
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The name of the fund will be changed from World Gold Fund to World Precious
Minerals Fund. References to World Gold Fund throughout the prospectus will be changed to World Precious Minerals Fund.


PAGE 5 - INVESTMENT POLICY
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Delete the first sentence in the second paragraph and substitute the following:

     The World Precious Minerals Fund will invest at least 80% of its assets, during normal market conditions, in equity securities of companies principally engaged in the exploration, mining, and processing of precious minerals such as gold, silver, platinum, and diamonds. Although the fund has greater latitude to invest its assets in different precious minerals, it currently remains focused on the gold sector. The fund will not be required to invest any minimum amount of the fund's assets in gold stocks.